UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report – February 8, 2005

(Date of earliest event reported)

QUESTAR CORPORATION
(Exact name of registrant as specified in charter)

STATE OF UTAH                                        1-8796                                87-0407509

(State of other jurisdiction of            (Commission File No.)             (I.R.S. Employer

incorporation or organization)                                                          Identification No.)

P.O. Box 45433, 180 East 100 South Street, Salt Lake City, Utah 84145-0360
(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5000

                                  Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

#

Item 1.01  Entry into a Material Definitive Agreement.

a.

On February 8, 2005, the Board of Directors of Questar Corporation ("Questar" or the "Company") approved restricted stock grants for officers and key employees of the Company and its subsidiaries and approved restricted stock grants or phantom stock grants for non-employee directors.  All of the grants were made pursuant to the terms of the Company's Long-term Stock Incentive Plan, which last received shareholder approval in May of 2001.  A copy of the form of agreement for the restricted stock granted to officers and key employees, the form of agreement for the restricted stock granted to non-employee directors and the form of agreement for the phantom stock granted to non-employee directors are filed as exhibits under Item 9.01 Financial Statements and Exhibits.

b.

The Company's Board of Directors, on February 8, 2005, approved 2005 performance metrics for the annual incentive plans adopted by the Company and each of its primary business units (Questar Market Resources Inc. ("QMR"), Questar Gas Company ("Questar Gas"), and Questar Pipeline Company (Questar Pipeline").  All three plans include consolidated earnings per share and business unit net income as metrics.  Other QMR performance metrics are production volumes, finding cost, production replacement and lease operating expense.  Questar Gas's additional performance metrics include return on equity, safety performance, customer service and operating and maintenance costs.  Finally, Questar Pipeline's additional performance metrics are return on assets, operating and maintenance costs per unit of contract demand, fuel gas rate and safety.

c.

On February 8, 2005, the Company's Board of Directors also approved contingent bonuses under the Long-term Cash Incentive Plan for the second performance period of 2005 through 2007.  The Company's highest-ranking officers can earn up to three times the amount of their individual contingent bonuses based on a comparison of the Company's total shareholder return for the three-year period compared to the total shareholder returns earned by 14 designated peer companies.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

M. W. ("Bill") Scoggins, age 57, was appointed to serve as a director of the Company and a member of its Finance and Audit Committee effective February 8, 2005.  Mr. Scoggins retired effective April 30, 2004, as Executive Vice President of ExxonMobil Production Company.  During his 34 years with Mobil and ExxonMobil, Mr. Scoggins held a variety of domestic and international engineering and supervisory positions.  As Executive Vice President, he was responsible for ExxonMobil's global oil and gas production operations.  He was named to fill the remainder of a term that expires in May of 2006, but has been nominated for election to such term at the Company's 2005 annual meeting of shareholders.

Item 9.01  Financial Statements and Exhibits

(a)

Exhibits

The following exhibits are filed as part of this report:

Exhibit No.

Exhibit

10.1

Form of Restricted Stock Agreement dated

February 8, 2005 for shares granted to officers and key employees.

10.2

Form of Restricted Stock Agreement dated

February 8, 2005 for shares granted to non-employee directors.

10.3

Form of Phantom Stock Agreement dated

February 8, 2005 for shares granted to non-employee directors.

10.4

Summary of directors' fees payable to Mr. Scoggins as a new director.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION

   (Registrant)

February 8, 2005

/s/ S. E. Parks

S. E. Parks

Senior Vice President and

Chief Financial Officer

Exhibits List

Exhibit No.

Exhibit

10.1

Form of Restricted Stock Agreement dated

February 8, 2005 for shares granted to officers and key employees.

10.2

Form of Restricted Stock Agreement dated

February 8, 2005 for shares granted to non-employee directors.

10.3

Form of Phantom Stock Agreement dated

February 8, 2005 for shares granted to non-employee directors.

10.4

Summary of directors' fees payable to Mr. Scoggins as a new director.

Exhibit 10.1

Restricted Stock Agreement

This Restricted Stock Agreement (“Agreement”) is dated February 8, 2005 and is between Questar Corporation, a Utah corporation (the “Company”) and _________________ (the “Executive”).

WHEREAS, the Management Performance Committee of the Company's Board of Directors, as the designated administrator of the Long-term Stock Incentive Plan (“Plan”), is awarding the Executive restricted shares of the Company’s common stock, without par value (“Common Stock”), as of February 8, 2005, pursuant to the terms of the Plan and as further described in this Agreement.

NOW, THEREFORE, the parties agree as follows:

1.

Award.  The Executive is hereby granted _______ restricted shares of the Company’s Common Stock.

2.

Award Restrictions.  The shares of Common Stock covered by this award shall vest over four years, with one-third (_____ shares) vesting on or about February 8, 2007, one-third (_____ shares) vesting on or about February 8, 2008, and one-third (_____ shares) vesting on or about February 8, 2009.

As each installment of Common Stock vests, the Company shall prepare and deliver a stock certificate to the Executive that represents the number of shares so vested, less any shares withheld and sold to the Company, at the Executive’s election, to pay tax-withholding obligations associated with the vesting of such shares.

During the restriction period, the Executive cannot transfer, sell, assign, exchange, pledge, or otherwise dispose of any shares of Common Stock covered by this award that aren’t vested.

3.

Stock Registration/Certificates.  The shares of Common Stock covered by this Agreement shall be registered on the Company’s books in the Executive’s name as of the date of this Agreement. During the restriction period, the Executive shall be entitled to all rights of a stockholder of the Company, including the right to vote the shares and receive dividends and/or distributions declared on such shares.

4.

Employment.  If the Executive terminates employment with the Company for any reason other than death, disability or retirement at age 55 with 10 years of service, "Termination of Employment" for some reason other than "Cause," or for "Termination for Good Reason" (as those terms are defined in Executive's Employment Agreement dated February 1, 2004), the Executive shall not be entitled to receive any portion of the shares covered by this Agreement that have not vested.  If the Executive's employment terminates as a result of his death, all of the shares covered by this Agreement shall vest and be issued to his beneficiary.  If the Executive's employment terminates as a result of his disability (as such term is defined in the Plan), retirement at age 55 or older with at least 10 years of service, Termination of Employment for some reason other than Cause, or for Termination for Good Reason, all of the shares covered by this Agreement shall vest and be issued to the Executive.

5.

Change in Control. In the event of a Change in Control of the Company (as defined in the Plan), the shares covered by this Agreement shall immediately vest and become nonforfeitable.

6.

Withholding Taxes.  The Company shall withhold taxes from the Executive when the Executive recognizes income associated with the grant of shares covered by this Agreement.  The Executive is entitled to choose between recognizing ordinary income equal to the value of the shares as of the date of this Agreement or recognizing ordinary income equal to the value of the shares as they vest and become nonforfeitable.  The Executive shall pay all withholding taxes attributable to the recognition of income and may elect to use a portion of the shares that would otherwise be distributed to satisfy such withholding obligations.

7.

Right to Continued Employment.  This Agreement shall not confer upon the Executive any right with respect to continuation of employment by the Company or limit in any way the right of the Company to terminate the Executive’s employment.

8.

Impact on Other Benefits.  The value of the restricted stock (either on the date of this Agreement or at the time the shares are vested) shall not be treated as compensation or earnings for purposes of any other benefit plan maintained by the Company.

9.

Administration.  The Management Performance Committee of the Company=s Board is the designated administrator of the Plan and, as such, is the designated administrator for this Agreement since the shares of Common Stock are granted pursuant to the Plan.

10.

Registered Shares.  The shares of Common Stock covered by this Agreement are included in the shares reserved under the Plan and have been registered with the Securities and Exchange Commission.

11.

Binding Nature of Agreement.  This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Executive and his estate or heirs in the event of the Executive’s death.

12.

Notice.  Unless waived by the Company, any notice to the Company required or relating to this Agreement shall be in writing and addressed to it in care of the Company’s Chairman of the Board at its principal place of business.

13.

Amendment.  This Agreement may not be amended without the Executive=s written consent.

14.

Entire Agreement.  This Agreement contains the entire understanding of the parties to it concerning the Company’s obligation to grant Executive shares of Common Stock.

IN WITNESS WHEREOF, the parties have executed this Agreement effective February 8, 2005.

QUESTAR CORPORATION

By_________________________________

      Keith O. Rattie

      Chairman of the Board, President and

      Chief Executive Officer

Executive

By_________________________________

      [Name]

Exhibit 10.2

Restricted Stock Agreement

This Restricted Stock Agreement (“Agreement”) is dated February 8, 2005 and is between Questar Corporation, a Utah corporation (the “Company”) and ____________________ (the “Director”).

WHEREAS, the Management Performance Committee of the Company's Board of Directors, as the designated administrator of the Long-term Stock Incentive Plan ("Plan"), is awarding the Director restricted shares of the Company’s common stock, without par value (“Common Stock”), as of February 8, 2005, pursuant to the terms of the Plan and as further described in this Agreement.

NOW, THEREFORE, the parties agree as follows:

1.

Award.  The Director is hereby granted _____ restricted shares of the Company’s Common Stock.

2.

Award Restrictions.  The shares of Common Stock covered by this award shall vest over four years, with one-third (_____ shares) vesting on or about February 8, 2007, one-third (_____ shares) vesting on or about February 8 2008, and one-third (_____ shares) vesting on or about February 8, 2009.

When each installment of Common Stock vests, the Company shall prepare and deliver a stock certificate to the Director that represents the number of shares so vested.  During the restriction period, the Director cannot transfer, sell, assign, exchange, pledge, or otherwise dispose of any shares of Common Stock covered by this award that aren’t vested.

3.

Stock Registration/Certificates.  The shares of Common Stock covered by this Agreement shall be registered on the Company’s books in the Director’s name as of the date of this Agreement. During the restriction period, the Director shall be entitled to all rights of a stockholder of the Company, including the right to vote the shares and receive dividends and/or distributions declared on such shares.

4.

Service.  If the Director terminates service as a director with the Company for any reason other than death, disability, mandatory retirement at age 72, or failure to be renominated for continued election for some reason other than performance of duties, the Director shall not be entitled to receive any portion of the shares covered by this Agreement that have not vested.  If the Director’s service terminates as a result of a specified reason (death, disability, mandatory retirement, or failure to be renominated for continued election for some reason other than performance of duties) the Director (or his beneficiary in the event of his death) shall be entitled to receive the shares.

5.

Change in Control. In the event of a Change in Control of the Company (as defined in the Plan), the shares covered by this Agreement shall immediately vest and become nonforfeitable.

6.

Right to Continued Service.  This Agreement shall not confer upon the Director any right with respect to continuation of service by the Company or limit in any way the right of the Company’s Board of Directors or shareholders to terminate the Director’s service.

7.

Registered Shares.  The shares of Common Stock covered by this Agreement are included in the shares reserved under the Plan and have been registered with the Securities and Exchange Commission.

8.

Binding Nature of Agreement.  This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Director and his estate or heirs in the event of the Director’s death.

9.

Notice.  Unless waived by the Company, any notice to the Company required or relating to this Agreement shall be in writing and addressed to it in care of the Company’s Chairman of the Board at its principal place of business.

10.

Amendment.  This Agreement may not be amended without the Director’s written consent.

11.

Entire Agreement.  This Agreement contains the entire understanding of the parties to it concerning the Company’s obligation to grant Director shares of Common Stock.

IN WITNESS WHEREOF, the parties have executed this Agreement effective February 8, 2005.

QUESTAR CORPORATION

By______________________________

 Keith O. Rattie

 Chairman of the Board, President and

       Chief Executive Officer

Director

By_________________________________

     [Name]

Exhibit 10.3

Phantom Stock Agreement

This Phantom Stock Agreement (“Agreement”) is dated February 8, 2005 and is between Questar Corporation, a Utah corporation (the “Company”) and _______________________ (the “Director”).

WHEREAS, the Management Performance Committee of the Company's Board of Directors, as the designated administrator of the Long-term Stock Incentive Plan (“Plan”), is awarding the Director restricted phantom stock units (“Phantom Stock”), as of February 8, 2005, as further described in this Agreement.

NOW, THEREFORE, the parties agree as follows:

1.

Award.  The Director is hereby granted ______ restricted shares of Phantom Stock.  As used in this Agreement, shares of Phantom Stock mirror shares of the Company's common stock.  They are credited with dividends at the same rate dividends are paid on the Company's common stock, and such credited dividends are reinvested in additional shares of Phantom Stock.

2.

Award Restrictions.  The shares of Phantom Stock covered by this award shall vest over four years, with one-third (_____ shares) vesting on or about February 8, 2007, one-third (_____ shares) vesting on or about February 10, 2008, and one-third (_____ shares) vesting on or about February 10, 2009.  For purposes of this Agreement, the term "vested" simply means that the Phantom Stock is no longer subject to forfeiture.

3.

Service.  If the Director terminates service as a director with the Company for any reason other than death, disability, mandatory retirement at age 72, or failure to be renominated for continued election for some reason other than performance of duties, the Director shall not be entitled to receive the cash value of any Phantom Stock covered by this Agreement that have not vested.  If the Director's service terminates as a result of a specified reason (death, disability,  mandatory retirement, or failure to be renominated for continued election for some reason other than performance of duties), the Director (or his beneficiary in the event of his death) shall be entitled to receive the cash value of the shares of Phantom Stock.

4.

Cash Value Determination and Time of Payment.  The cash value of the shares of Phantom Stock shall be calculated in the manner specified in the Deferred Compensation Plan for Directors, i.e., the closing price of the Company's common stock on the last business day of the calendar month preceding the month of payment.  The payment of the value of the shares of Phantom Stock shall be paid in a manner consistent with the Director’s election for compensation handled under the Deferred Compensation Plan for Director.

5.

Change in Control. In the event of a Change in Control of the Company (as defined in the Plan), the Phantom Stock covered by this Agreement shall immediately vest and become nonforfeitable.

6.

Right to Continued Service.  This Agreement shall not confer upon the Director any right with respect to continuation of service by the Company or limit in any way the right of the Company’'s Board of Directors or shareholders to terminate the Director’s service.

7.

Administration.  The Management Performance Committee of the Company’s Board is the designated administrator of the Plan and, as such, is the designated administrator for this Agreement since the Phantom Stock units are granted pursuant to the Plan.

8.

Binding Nature of Agreement.  This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Director and his estate or heirs in the event of the Director’s death.

9.

Notice.  Unless waived by the Company, any notice to the Company required or relating to this Agreement shall be in writing and addressed to it in care of the Company’s Chairman of the Board at its principal place of business.

10.

Amendment.  This Agreement may not be amended without the Director’s written consent.

11.

Entire Agreement.  This Agreement contains the entire understanding of the parties to it concerning the Company’s obligation to grant Director shares of Common Stock.

IN WITNESS WHEREOF, the parties have executed this Agreement effective February 8, 2005.

QUESTAR CORPORATION

By__________________________________

      Keith O. Rattie

      Chairman of the Board, President and

      Chief Executive officer

Director

By__________________________________

      [Name]

Exhibit 10.4

QUESTAR CORPORATION

DIRECTOR'S COMPENSATION

Annual Retainer

A non-employee director shall receive an annual retainer of $30,000, payable in quarterly installments of $7,500.  The fee shall be paid on or about the last day of each calendar quarter.

Committee Retainer

A non-employee director who does not serve as the Chair of a Board Committee shall receive an annual retainer of $4,000, payable in quarterly installments of $1,000, for service as a member of one of the Board's four Committees.  The fee shall be paid on or about the last day of each calendar quarter.

Committee Chair Retainer

A non-employee director shall receive an annual retainer of $6,000, payable in quarterly installments of $1,500, for service as Chair of the Executive Committee or Chair of the Finance and Audit Committee.  The Chair of the Management Performance Committee and the Chair of the Governance/Nominating Committee shall each receive an annual retainer of $5,000, payable in quarterly installments of $1,250.  The fees shall be paid on or about the last day of each calendar quarter.

Board Meeting Attendance

A non-employee director shall receive a fee of $2,000 for each day of Board meetings when Questar and one or more of its subsidiaries have such meetings.  A non-employee director shall receive a fee of $1,100 for attending a special meeting of the Board when no other meetings of Questar's subsidiaries are being held.

Committee Meeting Attendance

An independent director shall receive a fee of $900 for attendance at each Committee meeting, unless he is the Chair of such Committee.  The fee shall be reduced to $600 for participating in a meeting that is conducted by conference call.

Committee Chair, Meeting Attendance

An independent director who serves as a Committee Chair shall receive a fee of $1,100 for attendance at each meeting of the Committee he chairs.  The fee shall be reduced to $800 for chairing a meeting that is conducted by conference call.

Quarterly Payments

All fees, including retainers and meeting fees, shall be paid on a quarterly basis, on or about the last day of each calendar quarter.

Deferred Compensation

Directors may defer the receipt of fees by making an advance election to defer and may have such fees accounted for as if invested in phantom stock units that are credited to their accounts as of the last business day of each calendar quarter.

Common Stock

Directors may make advance elections to have their fees paid with shares of Questar's common stock issued on the last business day of each calendar quarter.

Restricted Stock/Phantom Stock

Approximately half of each director's annual compensation shall be paid with grants of restricted stock or phantom stock that are issued on the day of the first Board meeting each year.  Committee Chairs shall receive a premium in the number of shares or phantom stock units received.  The vesting provisions for the grants of restricted stock or phantom stock units shall be comparable to the vesting provisions of grants made to officers and employees.